UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2024

CANOO INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38824 (Commission File Number)	83-1476189 (I.R.S. Employer Identification Number)

19951 Mariner Avenue Torrance, California	90503
(Address of principal executive offices)	(Zip Code)

(424) 271-2144

(Registrant’s telephone number,
 including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOEV	The Nasdaq Capital Market

Warrants to purchase shares of Common Stock	GOEVW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

First Supplemental Agreement

On July 19, 2024, Canoo Inc. (the “Company”) entered into a Prepaid Advance Agreement (as amended and supplemented from time to time, the “PPA”) with YA II PN, Ltd., a Cayman Islands exempt limited company (“Yorkville”). In accordance with the terms of the PPA, the Company may request advances of up to $15,000,000 in cash from Yorkville (or such greater amount that the parties may mutually agree) (each, a “Prepaid Advance”) with an aggregate limitation on the Prepaid Advances of $100,000,000.

On August 28, 2024 (the “Effective Date”), the Company entered into a Supplemental Agreement (the “First Supplemental Agreement”) with Yorkville to the PPA. Pursuant to the First Supplemental Agreement, Yorkville agreed to advance $25,158,219.18 to the Company (the “First Supplemental Advance”).

As of the Effective Date, $15,000,000 in principal amount and $158,219.18 of accrued and unpaid interest remained outstanding under that certain Prepaid Advance Agreement, dated June 13, 2024 (the “June PPA”), by and between the Company and Yorkville (such amounts, collectively, the “Outstanding June PPA Amount”). Pursuant to the First Supplemental Agreement, the Company used a portion of the proceeds from the First Supplemental Advance to repay all of the Outstanding June PPA Amount. After giving effect to the commitment fee and the purchase price discount provided for in the PPA, as well as the repayment of the Outstanding June PPA Amount, net proceeds of the First Supplemental Advance to the Company will be $9,400,000.

The First Supplemental Agreement provides that solely with respect to the First Supplemental Advance, the Purchase Price (as such term is used in the PPA) will be equal to the lower of (a) $1.7554 per share and (b) 95% of the lowest daily volume weighted average price of the Common Stock on The Nasdaq Capital Market during five trading days immediately preceding the date on which Yorkville provides a Purchase Notice (as defined in the PPA) to the Company; however, in no event shall the Purchase Price be less than $1.00 per share.

The First Supplemental Agreement requires that the Company call and hold an annual meeting of its stockholders on or before November 13, 2024, for the purposes of, among other things, obtaining the consent of the stockholders of the Company pursuant to Nasdaq Listing Rule 5635(d) for the issuance of all shares of its Common Stock that could be issued pursuant to the PPA and obtaining the consent of the stockholders of the Company to amend each of the PPA and the Pre-Paid Advance Agreement, dated July 20, 2022 (as amended and supplemented from time to time, the “2022 PPA”), between the Company and Yorkville to provide for a Floor Price (as defined in each of the PPA and 2022 PPA) in each of the PPA and 2022 PPA not to exceed 20% of the lower of (i) $1.7554 and (ii) the Nasdaq Official Closing Price on the trading day immediately preceding the date of the proxy statement for such meeting. The Company shall file its preliminary proxy statement relating to such proposals as soon as practicable following receipt of board approval and in no event later than September 11, 2024.

The foregoing description of the First Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the First Supplemental Agreement, which is filed hereto as Exhibit 10.1 and which is incorporated herein by reference.

The Company is attaching to this Current Report on Form 8-K as Exhibit 5.1 the opinion of Kirkland & Ellis LLP relating to the validity of the shares to be offered pursuant to the Company's prospectus supplement dated August 29, 2024.

Warrant Agreement

On the Effective Date, pursuant to the terms of the PPA and in connection with the First Supplemental Advance, the Company issued to Yorkville a warrant to purchase approximately 2.8 million shares of Common Stock each at an exercise price of $1.7554 per share, exercisable beginning on February 28, 2025 and with an expiration date of August 28, 2029 (the “Warrants”). The Warrants include customary adjustment provisions for stock splits, combinations and similar events.

The foregoing description of the Warrants is qualified in its entirety by reference to the Warrants, which is filed hereto as Exhibit 4.1 and which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference. The issuance of the Warrants is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Yorkville represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that the Warrants are being acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
4.1	Warrant Agreement, dated August 28, 2024
5.1	Opinion of Kirkland & Ellis LLP
10.1	Supplemental Agreement, dated August 28, 2024, by and between Canoo Inc. and YA II PN, Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the amount of shares of Common Stock the Company may issue to Yorkville pursuant to the First Supplemental Agreement, the amount of proceeds to be received by the Company from the sale of shares of common stock and the uses thereof and related matters. These statements are subject to risks and uncertainties, and actual results may differ materially from these statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2024	CANOO INC.

	By:	/s/ Hector Ruiz
	Name:	Hector Ruiz
	Title:	General Counsel and Corporate Secretary